SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 15, 2003
                                                          ----------------


                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)




           Maryland                  1-14788                   94-6181186
----------------------------     ------------------      -----------------------
(State or other jurisdiction      (Commission File            (IRS Employer
    of incorporation)                 Number)               Identification No.)



                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 655-0220
                                                           --------------


                                       N/A
                                      -----
         (Former name or former address, if changed since last report):

Item 12.  Results of Operations and Financial Condition.

      On August 15, 2003, Capital Trust, Inc. (the "Company") issued a press release reporting the financial results for its fiscal quarter ended June 30, 2003. A copy of the press release is attached to this Current Report on Form 8-K ("Current Report") as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 12 disclosure.

      The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibit, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               CAPITAL TRUST, INC.


                               By:/s/ John R. Klopp
                                  -----------------------
                                  Name: John R. Klopp
                                  Title:  Chief Executive Officer


Date: August 18, 2003

                                  Exhibit Index


       Exhibit Number    Description
       --------------    -----------

            99.1         Press release, dated August 15, 2003